SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box
 [   ]   Preliminary Proxy Statement         [   ] Confidential, for Use of the
 [ X ]   Definitive Proxy Statement                Commission Only (as permitted
 [   ]   Definitive Additional Materials           by Rule 14a-6(e) (2))
 [   ]   Soliciting Materials Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                              ValueStar Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]      No filing fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and
         0-11.
(1)      Title of each class of securities to which transaction applies:
(2)      Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)      Total fee paid:
         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as  provided by Exchange
             Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount previously paid:
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(3)      Filing party:
(4)      Date filed:

                              VALUESTAR CORPORATION

                                     (LOGO)

October 27, 2000


Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of ValueStar Corporation, which will be held at 2:00 p.m. local time on Thursday, November 30, 2000, in the 2nd Floor Training Room of ValueStar Corporation, 360
- 22nd Street, Oakland, California (the "Annual Meeting"). If you need directions or parking instructions please call Janice Lejarza at 510-808-1309.

The principal business of the meeting will be to elect directors for the ensuing year and to approve the Company's 2000 Equity Incentive Plan. During the meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during fiscal 2001.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

Sincerely yours,


/s/ JAMES STEIN
James Stein
Chairman and CEO

                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612
                                  510-808-1300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on November 30, 2000

      The Annual Meeting of Stockholders of VALUESTAR CORPORATION ("ValueStar") will be held on Thursday, November 30, 2000 at 2:00 o'clock p.m. (Pacific Standard Time) at the offices of ValueStar at 360 - 22nd Street, Suite 210, Oakland, California 94612, to vote on the following:

         1. Election of Directors. For the common stockholders to elect three directors, the Series A preferred stockholders to elect one director, the Series B preferred stockholders to elect two directors and the Series C preferred stockholders to elect one director of ValueStar. Each director to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

         2. Approval of the 2000 Equity Incentive Plan. To approve the ValueStar 2000 Equity Incentive Plan;

         3. Selection of Independent Auditors. To ratify the selection of Moss Adams LLP as independent auditors of ValueStar for the fiscal year ending June 30, 2001; and

         4. To transact such other business as may properly come before the meeting and any adjournment and postponement thereof.

      The  foregoing   items  of  business  are  more  fully  described  in  the
accompanying Proxy Statement.

      The board of directors recommends stockholders vote FOR the approval of the foregoing items. Only stockholders of record at the close of business on October 24, 2000 (Record Date) are entitled to vote at the Annual Meeting. The stock transfer books of ValueStar will not be closed.

      All stockholders are cordially invited to attend the meeting in person. Please complete, date, sign and return the enclosed proxy promptly to ensure your representation at the meeting. Even if you have given your proxy, you may still vote in person at the meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. If your shares are held by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name prepared by the record holder.

                                           By Order of the board of directors

                                           /s/ JAMES STEIN
                                           James Stein
                                           Chairman and CEO

October 27, 2000

                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612
                                  510-808-1300

                                 PROXY STATEMENT

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors for our annual meeting of the stockholders. Our annual meeting will be held on Thursday, November 30, 2000 at the offices of the corporation at 360 - 22nd Street, Suite 210, Oakland, California 94612 at 2:00 p.m. (Pacific Standard Time), or any and all postponements and adjournments thereof.

VOTING RIGHTS AND OUTSTANDING SHARES

      The close of  business  on October 24, 2000 has been fixed by the board of directors as the record date for  determining  stockholders  entitled to vote at our annual meeting.  ValueStar had 15,674,990  shares of common stock,  $0.00025 par value per  share,  outstanding  and  entitled  to vote at the  record  date.
ValueStar  also has three  series of  preferred  stock,  par value  $0.00025 per share,  outstanding  and entitled to vote at the record  date.  The Series A and
Series C preferred  stock are each entitled to cast the number of votes equal to the number of shares of common  stock into  which  they are  convertible  at the record  date.  The Series B  preferred  stock is  entitled to cast ten votes per preferred share.  The following table  summarizes the shares  outstanding of our common stock and preferred stock and the aggregate votes for each series:
------------------------------------ ----------------------- ------------------------------ -------------------------
                                        Number of Record            Number of Shares             Amount of Votes
                                       Holders as of the         Outstanding as of the        Entitled to be Cast as
                                          Record Date                 Record Date               of the Record Date
------------------------------------ ----------------------- ------------------------------ -------------------------
Common Stock                                     146                   15,674,990                 15,674,990
Series A Convertible Preferred
   Stock                                          12                      225,000                  1,239,150
Series B Convertible Preferred
   Stock                                          24                      688,586                  6,885,860
Series C Convertible Preferred
   Stock                                          22                      233,689                  2,356,761
------------------------------------ ----------------------- ------------------------------ -------------------------

      Forty percent (40%) of the total voting power on the record date must be present at the annual meeting in order to constitute a quorum. The total voting power includes all shares entitled to vote at the annual meeting or the aggregate of the votes entitled to be cast by common and Series A, B and C preferred stockholders. Stockholders may be present in person or by proxy. Each share of common stock carries one vote on each proposal and on any other matters which may properly come before the annual meeting.

      The Series A preferred stockholders are entitled, voting as a separate class, to elect one and only one member of ValueStar's board of directors so long as at least 100,000 shares of Series A preferred stock remain issued and outstanding. The Series B preferred stockholders are entitled, voting as a separate class, to elect two and only two members of ValueStar's board of directors so long as at least 200,000 shares of Series B preferred stock remain issued and outstanding. The Series C preferred stockholders are entitled, voting as a separate class, to elect one and only one member of ValueStar's board of directors so long as at least 200,000 shares of Series C preferred stock remain issued and outstanding. The remaining three directors are elected by the common stockholders.

      The affirmative vote of a majority of the votes cast at the annual meeting is necessary to approve each proposal, except that cumulative voting shall apply to the election of the directors to be elected by the common stockholders if invoked at the meeting.

      Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved or ratified, abstentions are counted as votes against the proposal, and broker non-votes are not counted as votes for or against the proposal.

      All valid proxies received in time for the annual meeting will be voted as specified. The shares represented by properly executed proxies will be voted FOR the proposals unless otherwise indicated. Stockholders who execute proxies may revoke them at any time before they are voted by (a) delivering a written notice of revocation to Mr. James Stein, CEO of ValueStar, at the above address, or (b) submitting a duly executed proxy bearing a later date, or (c) attending the annual meeting and orally withdrawing the proxy. A stockholders' attendance at the annual meeting will not in itself revoke his or her proxy. Management plans to mail this Proxy Statement and form of proxy to stockholders on or about October 27, 2000.

SOLICITATION

      ValueStar will pay the entire cost of solicitation of proxies. These costs will include preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of such materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock and preferred stock beneficially owned by stockholders. They will be requested to forward the materials to the beneficial owners. ValueStar may reimburse these persons for their costs of forwarding materials to such beneficial owners. The solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of ValueStar. No additional compensation will be paid to directors, officers or other regular employees for such services.

STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for presentation at ValueStar's 2001 annual meeting of stockholders must be received by ValueStar by August 15, 2001 to be included in the proxy statement and proxy relating to the 2001 Annual Meeting.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

      ValueStar's bylaws provide for a variable authorized number of board members of three to seven directors as the board determines, and the board of directors has fixed the current authorized number of members of the board at seven, with a total of three being elected at the annual meeting by the common stockholders and four by the preferred stockholders.

      The Series A preferred stockholders are entitled, voting as a separate class, to elect one and only one member of ValueStar's board of directors so long as at least 100,000 shares of Series A preferred stock remain issued and outstanding. The Series B preferred stockholders are entitled, voting as a separate class, to elect two and only two members of ValueStar's board of directors so long as at least 200,000 shares of Series B preferred stock remain issued and outstanding. The Series C preferred stockholders are entitled, voting as a separate class, to elect one and only one member of ValueStar's board of directors so long as at least 200,000 shares of Series C preferred stock remain issued and outstanding. The common stockholders shall elect the three remaining directors to be elected at this meeting. A majority of each class of preferred stock have nominated the following persons for election to the board and the board of directors have nominated the following nominees to stand for election by the common stockholders:

------------------------------------------ -------------------- ----------------------------------------------------------
                                            Number of Members
                                            Electable by the
             Class of Stock                       Class                          Director Nominee(s)
------------------------------------------ -------------------- ----------------------------------------------------------
Common Stockholders                               Three         James Stein, James A. Barnes and Jeffrey J. Holland
Series A Convertible Preferred Stock               One          Fritz T. Beesemyer


                                       2

Series B Convertible Preferred Stock               Two          Steven A. Ledger and Joshua M. Felser
Series C Convertible Preferred Stock               One          J. Mitchell Hull
------------------------------------------ -------------------- ----------------------------------------------------------

      All directors are elected for one-year terms at the annual meeting of stockholders. Directors are elected by plurality vote, meaning that (should more than one nominee vie for the same seat on the board) the nominee who receives the most votes will be elected for the term nominated, even if he receives less than a majority of the votes cast. Under cumulative voting, each holder of common stock may cast for a single candidate, or distribute among the candidates as such holder chooses, a number of votes equal to the number of candidates (three (3) at this meeting) multiplied by the number of shares held by such stockholder. Cumulative voting will apply only to those candidates whose names have been placed in nomination for election by the common stockholders prior to voting. No common stockholder shall be entitled to cumulate votes unless the stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate the stockholder's votes. If any one common stockholder gives such notice, all common stockholders may cumulate their votes for the candidates in nomination to be elected by the common stockholders, except to the extent that if a stockholder withholds votes from the nominees, the proxy holders named in the accompanying form of proxy, in their sole discretion, will vote such proxy for, and, if necessary, exercise cumulative voting rights to secure the election of the nominees listed below as the directors to be elected by the common stockholders.

      Directors continue in office until the next annual meeting of stockholders and they are either re-elected or their respective successors are elected and duly qualified. Should a vacancy occur, the successor director shall be elected in a manner by which his or her predecessor was elected. If elected, they will each serve one-year terms or until their respective successors have been elected and qualified.

      Unless otherwise specified, all proxies received will be voted FOR the election of all nominees. If any nominee should not stand for election for any reason, your proxy will be voted for any person or persons designated by the board of directors or, in the case of a preferred stockholder nominee, by the respective series of preferred stockholders to replace such nominee. If stockholders nominate persons other than the ValueStar's nominees for election as directors, the common stock and Series A, B and C preferred stock proxy holders will vote all proxies received by them in accordance with applicable law to assure the election of as many of ValueStar's nominees as possible.

      The board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. Seacoast Capital Partners Limited Partnership, through a voting agreement with Messrs. Stein, Barnes and Polis, effectively has the right to designate and elect a total of one director to be elected by the common stockholders. Seacoast Capital Partners Limited
Partnership has appointed Jeffrey J. Holland as its nominee. Pacific Mezzanine Fund, L.P, Tangent Growth Fund, L.P., Seacoast Capital Partners Limited Partnership and TMCT Venture Fund, L.P. have board observer rights. Otherwise there are no arrangements or understandings between ValueStar and any other person pursuant to which he was or is to be selected as a director, executive officer or nominee therefor. There is no blood relationship between or among the nominees, directors or executive officers of ValueStar.

      Biographical summaries, including the principal occupation and business experience, concerning the nominees for the board of directors of ValueStar is set forth below. All nominees are existing directors except for J. Mitchell Hull who is being nominated as a Series C director in place of Mr. Jerry E. Polis who is not standing for reelection due to the reduction in board seats available to common stockholders resulting from the issuance of Series C preferred stock.

         James Stein (age 42) has been a director, chairman and CEO of ValueStar since 1992. He founded ValueStar, Inc., ValueStar's wholly-owned subsidiary, and has served as its chairman and CEO since its inception in September, 1991. Prior to commencing the ValueStar operations as a sole proprietorship in 1990, Mr. Stein founded and served as President and CEO from 1983 to 1990 of Direct Language, Inc., a San Francisco based publisher of the Asian Yellow Pages, the Hispanic Yellow Pages and El Mensajero, a Spanish-language weekly newspaper.

         James A. Barnes (age 46) was elected as a director and appointed Secretary/Treasurer in July 1995. In March 1997, he resigned as Secretary but was re-appointed in August 1998. Since 1984, he has been President of Sunrise Capital, Inc., a wholly owned venture capital and consulting firm. He previously practiced as a certified public accountant and management consultant with Ernst & Ernst (1976-1977), Touche Ross & Co. (1977-1980) and as a principal in J. McDonald & Co. Ltd., Phoenix, Arizona (1980-1984). He graduated from the University of Nebraska with a B.A. Degree in Business Administration in 1976. Mr. Barnes devotes only part-time services to ValueStar.

         Jeffrey J. Holland (age 40) was appointed as a director in March 2000. Mr. Holland, a member and manager of Seacoast Capital Managers, LLC, has managed Seacoast's San Francisco office since Seacoast's inception in 1995. Prior to Seacoast, Mr. Holland joined Signal Capital Corporation in 1987, opened Signal's San Francisco Office in 1989 and became a Senior Investment Manager in 1990. Prior to Signal Capital, Mr. Holland was an Associate Consultant with The MAC Group, Inc. where he worked on strategy engagements in the financial services industry. Mr. Holland began his business career at Arthur Andersen where he progressed to Senior Consultant in the Management Information Consulting Group from 1982 to 1985. He received a B.S. in Industrial Engineering from Stanford University in 1982 and an MBA from Harvard Business School in 1987.

         Fritz T. Beesemyer (age 48) was appointed a director in July 1999. Since 1999 he has been a principal with Casa Blanca Ventures, an Arizona based LLC specializing in private equity investments for emerging companies. Since 1996 he has also been a principal of Beesemyer and Associates, a firm providing consultation and private equity placements to firms in the media, communications, and Internet industries. From 1994 to 1996, Mr. Beesemyer was a Senior Vice President in the Media and Telecommunications corporate finance group at Oppenheimer and Co. Inc. in New York City. From 1984 to 1992, he was a co-founder, General Partner, and Chief Operating Officer of Citadel Communications Corporation that owned and operated nine radio stations in the western US. Previously, he held various senior management positions with Gannett, Charter Media, and Combined Communications. Mr. Beesemyer received a BA in Political Science from UCLA in 1974.

         Steven A. Ledger (age 40) was appointed as a director in December 1999. Mr. Ledger has been Managing Partner of eCompanies Venture Management, LLC, a venture capital firm, since July 1999. Since November 1993, he has served as Managing Partner of Storie Advisors, Inc., a venture capital firm that invests in emerging growth companies, and Managing Partner of San Francisco Sentry Investment Group, an investment firm. Mr. Ledger also serves as a director of Software Technologies Corp. Mr. Ledger holds a B.A. degree in economics from the University of Connecticut.

         Joshua M. Felser (age 36) was elected as a director in November 1999. Mr. Felser is an Internet executive who has built and managed online and traditional media properties. Currently he is Vice President of America Online and General Manager of AOL's music brands' Spinner, Winamp and Shoutcast. In October 1997 he became a co-founder of Spinner.com, a leading Internet music destination. He served as President until its May 1999 purchase by America Online. In July 1996 he founded Internet music startup RadioCo (a division of Organic Online). From 1994 to 1996 he was a Director in the Multimedia Group of U.S. West. From 1990 to 1994 he was an executive with News Corp. From 1990 to 1992 he was Manager, Business Development for News' Fox Inc. in Los Angeles. From 1992 to 1994 he worked in the Program Enterprises group for News' British Sky Broadcasting LTD. in London, England. Mr. Felser obtained a B.A. in Political Science and Economics from Duke University in 1986 and an M.B.A.-Marketing from Duke's FUQUA School of Business in 1990.

         J. Mitchell Hull (age 41) has been nominated as a Series C preferred stock director. In 1991 Mr. Hull founded Hull Capital Corporation, which manages three investment funds, J.M. Hull Associates, LP, Hull Overseas Ltd. and Duck Partners, LP. Prior to forming Hull Capital Corp., Mr. Hull was Vice President in the Individual Investor Group of Morgan Stanley (1985-1991) and was an investment manager at L.F. Rothschild (1982-1985).. Mr. Hull began his career at Mercantile Safe Deposit & Trust. Mr. Hull obtained a B.A. in economics and business from North Carolina State in 1981.

      During the fiscal year ended June 30, 2000, thirteen formal meetings of the board of directors were held. Each member of the board attended at least 75% of the meetings of the Board except for Mr. Ledger who attended five of the seven meetings held during his term as a director during the fiscal year. The board of directors took action on three occasions by means of unanimous written consent in lieu of a meeting after informal discussions, as permitted by law.

      Mr. Beesemyer, Mr. Polis and Mr. Holland serve as the audit committee of the board of directors. During the fiscal year ended June 30, 2000, two formal meetings of the audit committee were held which were attended by all members. The audit committee is responsible for reviewing ValueStar's audit and control functions, accounting principles, policies and practices and financial reporting, the scope of audit by the independent auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto.

      Mr. Beesemyer and Mr. Polis serve as the compensation committee. During the fiscal year ended June 30, 2000, four formal meetings of the compensation committee were held which were attended by all members. The compensation committee took action on two occasions by means of unanimous written consent in lieu of a meeting after informal discussions, as permitted by ValueStar's bylaws. The compensation committee is responsible to review and recommend to the board of directors the salaries, bonuses and prerequisites of ValueStar's executive officers and to administer the 1992, 1996, 1997 and 2000 stock option plans and to review and recommend to the board any new compensation or retirement plans.

      In September 2000 the board of directors appointed an executive committee consisting of Mr. Beesemyer, Mr. Felser and Mr. Barnes. ValueStar does not have any other committees of the board of directors.

      No director of ValueStar has resigned or declined to stand for re-election to the board of directors because of disagreement with ValueStar on any matters relating to ValueStar's operations, policies or practices, since the date of the last meeting of stockholders.

          Recommendation and Vote - The Board of Directors recommends a vote in favor of all the nominees for the Board of Directors.

                                PROPOSAL NUMBER 2

                TO APPROVE VALUESTAR'S 2000 EQUITY INCENTIVE PLAN

      ValueStar is seeking stockholder approval of the 2000 Equity Incentive Plan (the "2000 Plan") adopted by the board of directors on July 21, 2000. An aggregate of 2,500,000 shares of common stock have been reserved for issuance under the 2000 Plan. Approval of the 2000 Plan requires the affirmative vote of a majority of the shares entitled to vote represented in person or by proxy and eligible to vote at the Annual Meeting.

      The board of directors has approved the 2000 Plan and has deemed it in the best interests of ValueStar to implement the 2000 Plan, in order to provide the means for ValueStar to induce persons of outstanding ability and potential to join and remain with ValueStar and to promote its future growth and success.

General Description of Prior Stock Option and Stock Compensation Plans

      The board of directors and stockholders have adopted and approved the 1992 Incentive Stock Option Plan as amended (the "1992 ISO Plan"), and the 1992 Non-Statutory Stock Option Plan as amended (the "1992 NSO Plan"). Both plans expire on May 29, 2002. ValueStar reserved a maximum of 500,000 common shares issuable upon the exercise of options under these plans, of which 460,000 shares have been issued. At September 30, 2000, ValueStar had no options outstanding pursuant to the 1992 ISO Plan or the 1992 NSO Plan.

      The board of directors and stockholders have adopted and approved the 1996 Stock Option Plan (the "1996 Plan"), as amended and restated, covering an aggregate of 300,000 shares of ValueStar's common stock reserved for issuance upon exercise of non-qualified options of which 15,000 shares have been issued. At September 30, 2000, ValueStar had 281,000 options outstanding pursuant to the 1996 Plan exercisable at prices ranging from $0.50 to $1.69 per share and expiring beginning 2001 through 2004.

      The board of directors and the stockholders have adopted and approved the 1997 Stock Option Plan, as amended (the "1997 Plan"), covering an aggregate of 1,250,000 shares of ValueStar's common stock. Through September 30, 2000, 71,803 shares had been issued upon the exercise of options under the 1997 Plan. At September 30, 2000 ValueStar had 991,738 options outstanding pursuant to the 1997 Plan exercisable at prices ranging from $1.00 to $20.00 per share and expiring beginning 2002 through 2005.

      The 1996 Plan and the 1997 Plan have substantially the same terms and provisions except that the 1996 Plan is available for non-qualified option grants only.

      ValueStar has 871,600 options outstanding to officers and directors pursuant to special option agreements outside of the ValueStar's stock option plans. These options expire from 2003 to 2005 and have exercise prices ranging from $1.25 to $7.00 per share.

The 2000 Plan

      General. ValueStar's stockholders are being asked to approve the 2000 Plan. A general description of the principal terms of the 2000 Plan is set forth below. This description is qualified in its entirety by the terms of the 2000 Plan. A copy of the actual 2000 Plan document has been previously filed with the SEC. A copy of this document will also be furnished without charge to any stockholder upon written request made prior to the Annual Meeting to the attention of ValueStar at its executive offices in Oakland, California.

      The 2000 Plan is for the benefit of ValueStar's officers, directors, employees, advisors and consultants and provides for the issuance of stock-based incentive awards, including stock options, stock appreciation rights, limited stock appreciation rights, restricted stock, deferred stock, and performance shares. An award may consist of one arrangement or benefit or two or more of them in tandem or in the alternative. Under the 2000 Plan, awards covering no more than 50% of the shares reserved for issuance under the 2000 Plan may be granted to any participant in any one year. An aggregate of 2,500,000 shares of common stock has been reserved for issuance under the 2000 Plan

      Administration. The 2000 Plan is administered by the compensation committee of the board of directors, although it may be administered by the Board or any committee of the Board. The compensation committee is sometimes referred to in this proxy statement as the plan administrator. The plan administrator has full power to select, from among the officers, directors, employees, consultants and advisors of ValueStar eligible for grants, the individuals to whom awards will be granted, to determine the specific terms and conditions of each grant, including the number of shares subject to each award, to amend the terms of outstanding awards granted under the 2000 Plan (except that any amendments that would adversely affect a participant's rights under an outstanding award may not be made without the participant's written consent), and to interpret and construe the terms of the 2000 Plan and awards granted thereunder, all subject to the provisions of the 2000 Plan. The interpretation and construction of any provision of the 2000 Plan by the plan administrator shall be final and conclusive. Members of the compensation committee receive no additional compensation for their services in connection with the administration of the 2000 Plan.

      Eligibility. The 2000 Plan provides that awards may be granted to employees (including officers and directors who are also employees), directors, consultants and advisors to ValueStar or any parent or subsidiary corporation.

      Stock Options. ValueStar may issue two types of stock options under the 2000 Plan, either alone or in addition to other awards under the 2000 Plan: incentive stock options that are intended to qualify under the Internal Revenue Code, or IRC, and non-qualified stock options. Incentive stock options may only be granted to employees. Each option granted under the 2000 Plan is to be evidenced by a written stock option agreement between ValueStar and the optionee and is subject to the following additional terms and conditions:

               (a) Exercise of the Option. The plan administrator determines on the date of grant when options will become exercisable. An option is exercised by giving written notice of exercise to ValueStar, specifying the number of full shares of common stock to be purchased and tendering payment of the purchase price to ValueStar. The acceptable methods of payment for shares issued upon exercise of an option are set forth in the option agreement and may consist of
(1) cash or its equivalent; (2) cancellation of indebtedness or waiver of compensation due or accrued to the optionee; (3) by surrender of shares of common stock, including restricted stock and performance shares subject to an award under the 2000 Plan; (4) through a "same day sale" or "margin commitment" from the optionee and a NASD registered broker-dealer; (5) any combination of the foregoing methods; or (6) such other consideration and method of payment as may be determined by the plan administrators and permitted under applicable laws. Subject to certain limitations in the 2000 Plan, ValueStar may make loans to an optionee in connection with the exercise of an option as the plan administrator may determine in its sole discretion.

               (b) Exercise Price. The exercise price of an option granted under the 2000 Plan is determined on the date of grant. The exercise price of incentive stock options must be at least 100% of the fair market value per share of the common stock at the time of grant. In the case of incentive stock options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of ValueStar stock or any parent or subsidiary, the exercise price must be at least 110% of the fair market value per share of the common stock at the time of grant. In the event of the grant of a non-qualified option with an exercise price below the then fair market value of the common stock, the difference between fair market value on the date of grant and the exercise price would be treated as a compensation expense for accounting purposes and would therefore affect ValueStar's earnings. For purposes of the 2000 Plan, fair market value is defined as the fair market value determined by the plan administrator in its sole discretion.

               (c) Termination. If the optionee's employment, directorship or consulting relationship is terminated for any reason, the option may thereafter be exercised to the extent provided in the award agreement evidencing the option or as otherwise determined by the plan administrator. The current form of option agreement provides that on termination for any reason other than death or disability, the option may be exercised by the optionee no later than six months after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination, provided that the option is exercised no later than its expiration date. If an optionee is unable to continue his or her employment, directorship or consulting relationship as a result of disability, options may be exercised at any time within twelve months from the date of disability to the extent such options were exercisable at the date of disability, provided that the option is exercised no later than its expiration date. With respect to incentive stock options, if the disability is not a "disability" as defined in Section 22(e)(3) of the Code, an optionee's incentive stock options shall automatically convert into nonstatutory options on the day three months and one day following the date of termination of the optionee. If an optionee should die while serving as an employee, director or consultant of the Company, options may be exercised at any time within 12 months after the date of death by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that such options would have been exercisable by the optionee at the date of death, provided that the option is exercised no later than its expiration date.

               (d) Term of Options. At the time an option is granted, the plan administrator determines the period within which the option may be exercised. In no event may the term of an incentive stock option be longer than ten years. No option may be exercised by any person after the expiration of its term. An incentive stock option granted to an optionee who, at the time such option is granted, owns stock possessing more than 10% of the voting power of all classes of stock of the Company, may not have a term of more than five years.

               (e) Transferability of Options. An incentive stock option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. A non-qualified option is exercisable only by the optionee and is not transferable except to a trust controlled by the optionee during his or her lifetime for estate planning purposes.

               (f) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the plan administrator.

      Stock Appreciation Rights. Stock appreciation rights and limited stock appreciation rights may be granted under the 2000 Plan either alone or in conjunction with all or part of any stock option granted under the 2000 Plan.

               (a) Payment. A stock appreciation right granted under the 2000 Plan entitles its holder to receive, at the time of exercise, an amount per share, payable in cash or in shares of common stock, equal to the excess of the fair market value at the date of exercise of a share of common stock over the fair market value of a share of common stock on the date of grant, or with respect to a stock appreciation right granted in conjunction with the grant of an option, the per share option exercise price. A limited stock appreciation right granted under the 2000 Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the price of a share of common stock upon a change in control of ValueStar over the "change in control price" of the common stock as specified by the plan administrator.

               (b) Exercise. A stock appreciation right may not be exercisable until six months after the date of grant unless the recipients relationship with ValueStar terminates by reason of death or disability during such six-month period. A stock appreciation right granted in conjunction with the grant of a stock option may only be exercised at such time or times and to the extent that the stock option to which it relates is exercisable. A limited stock appreciation right may only be exercised within the 30-day period following a change in control, or in the case of a limited stock appreciation right granted in conjunction with the grant of a stock option, only to the extent the stock option is exercisable. Recipients of stock appreciation rights or limited stock appreciation rights have no rights as stockholders with respect to the grant or exercise of such rights.

               (c) Termination. If a recipient, employment or service is terminated, a stock appreciation right will be exercisable at such time and subject to such terms and conditions as determined by the plan administrator or, with respect to a stock appreciation right granted in conjunction with the grant of a stock option, at such time and subject to such terms and conditions as the related option is exercisable.

               (d) Term. The term of each stock appreciation right is fixed by the plan administrator but shall not exceed ten years, or in the case of a stock appreciation right granted in conjunction with the grant of a stock option, the term of the related option.

               (e) Transferability of Stock Appreciation Rights. Stock appreciation rights may only be exercised by the recipient and are not transferable other than to a trust controlled by the recipient for estate planning purposes.

               (f) Other Provisions. The stock appreciation right agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the plan administrator.

      Restricted Stock, Deferred Stock and Performance Shares. Restricted stock, deferred stock and performance shares may be granted under the 2000 Plan. The plan administrator will determine the purchase price, performance period and performance goals, if any, with respect to the grant of restricted stock, deferred stock and performance shares. Participants with restricted stock and performance shares generally have all of the rights of a stockholder. With respect to deferred stock, during the deferral period, subject to the terms and conditions imposed by the plan administrator, the deferred stock units may be credited with dividend equivalent rights. If the performance goals and other restrictions are not attained, the participant will forfeit his or her shares of restricted stock, deferred stock and/or performance shares.

      Adjustments; Mergers and Asset Sales. In the event of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of ValueStar without consideration, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the 2000 Plan, (ii) the kind, number and exercise prices of shares subject to outstanding stock options, and (iii) the kind, number and exercise prices of shares subject to outstanding awards of restricted stock, deferred stock and performance shares, in each case as may be determined by the plan administrator, in its sole discretion, subject to any required action by the board of directors Board or the stockholders of ValueStar and in compliance with applicable securities laws. In the event ValueStar merges or consolidates with another entity in which ValueStar is not the surviving corporation, dissolves or liquidates or sells substantially all of its assets, outstanding awards under the 2000 Plan may be assumed or replaced by the successor corporation, if any, or its parent. If the successor corporation or its parent does not assume outstanding awards or substitute equivalent awards, such awards will automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture right.

      Amendment, Suspension and Termination of the 2000 Plan. The terms of the 2000 Plan provide that the plan administrator may amend, suspend or terminate the 2000 Plan at any time, provided, however, that some amendments require approval of ValueStar's stockholders. Further, no action may be taken that adversely affects any rights under outstanding awards without the consent of the holder of such awards. The 2000 Plan will terminate in 2010.

Federal Income Tax Consequences

      Federal income tax laws have frequently been revised and may be changed again in the future. For federal income tax purposes, an optionee will not realize any taxable income, and ValueStar will not be entitled to a deduction, at the time an incentive stock option ("ISO Option") is granted. Further, there is no taxable income to the optionee and no deduction to ValueStar at the time the ISO Option is exercised to purchase shares.

      With respect to shares purchased upon exercise of an ISO Option:

               (a) If the shares are not disposed of within two years after the date an ISO Option is granted or within 1 year after the shares are purchased upon exercise of the ISO Option, the optionee will realize a capital gain (or loss) equal to the difference between the ISO Option exercise price and the amount realized upon sale of the shares, and ValueStar will not be entitled to any deduction.

               (b) If however, such shares are disposed of within two years after the date the ISO Option is granted or within 1 year after the shares are purchased upon exercise of the ISO Option, then the optionee will recognize ordinary income in the year of disposition (and ValueStar will generally be entitled to a corresponding deduction as a compensation expense) equal to the amount by which the fair market value of the shares at the time of purchase exceeded the ISO Option exercise price, or if less (and the sale is to an unaffiliated purchaser), the amount realized on the disposition over the ISO Option exercise price.

      Upon exercise of an ISO Option, certain optionees may become subject to the federal "alternative minimum tax." The amount, if any, by which the fair market value of shares purchased upon exercise of an ISO Option exceeds the ISO Option exercise price will constitute an adjustment to alternative minimum taxable income in the year of exercise. The Code also provides that, for purposes of determining alternative minimum taxable income, the gain recognized upon a sale or exchange of ISO Option shares will be limited to the excess of the amount received in the sale or exchange over the fair market value of the shares at the time the ISO Option was exercised. The timing and amount of an optionee's adjustment to alternative minimum taxable income may be different if the shares the optionee acquires on exercise of an ISO Option are subject to vesting restrictions in favor of ValueStar.

      If ISO Option shares are not disposed of in a disqualifying disposition, the optionee's tax basis will be the ISO Option exercise price paid for the shares. If disposed of in a disqualifying disposition, the tax basis will be the fair market value of the shares on the date purchased. Alternative minimum tax incurred by reason of exercise of an ISO Option does not result (for regular income tax purposes) in an increase in the tax basis of the shares acquired upon exercise. However, the IRC provides that alternative minimum tax attributable to the exercise of an ISO Option may be applied as a credit against regular income tax liability in a subsequent year, subject to certain limitations.

      With respect to shares purchased upon exercise of a non-qualified option or non-statutory option ("NSO Option"), an optionee generally does not recognize taxable income as a result of the grant. Upon the grant of a NSO Option, ValueStar will not be entitled to a deduction. The optionee, however, may recognize ordinary income (potentially subject to tax withholding if the optionee is or was an employee of ValueStar) upon exercise of the option in an amount equal to the excess of the fair market value of the common shares acquired on the date of exercise over the exercise price. ValueStar would generally be entitled to a compensation deduction at the same time and in an equivalent amount. The timing and amount of an optionee's ordinary income, and ValueStar's compensation deduction, may be different if the shares the optionee acquires on exercise of a NSO Option are subject to further vesting restrictions in favor of ValueStar.

      The optionee's tax basis in shares purchased will generally be equal to the fair market value of the shares purchased (the exercise price of the option plus the amount included in gross income of the optionee as a result of exercising the option). Upon disposition of those shares, the optionee will generally realize a capital gain (or loss) equal to the difference between the tax basis and the amount realized upon disposition.

      An eligible person who receives a stock appreciation right under the 2000 Plan will generally not recognize income immediately upon grant of the stock appreciation right. But the holder of the stock appreciation right will typically recognize ordinary compensation income upon his or her receipt of cash when he or she exercises the stock appreciation right. Such ordinary income may be subject to withholding and employment taxes if the holder of the stock appreciation right is or was an employee of ValueStar. ValueStar will generally be entitled to claim a compensation deduction in the same amount and at the same time that the holder of the stock appreciation right recognizes compensation income upon exercise of the stock appreciation right.

      The tax treatment of restricted stock, deferred stock and performance shares under the 2000 Plan will vary depending upon the terms of each of the grants.

      Generally, if an eligible person receives a compensatory grant of restricted stock subject to vesting conditions, the eligible person may elect immediately to recognize ordinary income equal to the excess of the value of the stock over the amount paid for the stock. In the absence of such a timely election, the recipient of the grant would recognize ordinary income when and if the vesting conditions are satisfied, with the income being measured by the excess of the value of the stock as of the time the vesting restrictions lapse over the amount paid for the stock. ValueStar would generally be entitled to claim a compensation deduction in the same amount and at the same time that the recipient recognizes compensation income.

      An eligible person will normally recognize income attributable to a compensatory deferred stock grant or to performance shares at the time he receives a distribution of the stock or distribution of cash attributable to the performance shares, or, if earlier, at the time his rights in the deferred stock grant or performance shares are secured or otherwise set apart from the claims of ValueStar's creditors. The timing and amount of ValueStar's associated compensation deduction would again correspond to the timing and amount of the grant recipient's income. Any changes in the law concerning the tax treatment of awards under the 2000 Plan are beyond the control of ValueStar and the stockholders and are not subject to stockholder approval. The foregoing summary of federal income tax aspects is based upon existing law and interpretations, regulations and rulings, which are subject to change.

Plan Benefits

      ValueStar  cannot now determine the number of options to be granted in the future under the 2000 Plan to its  executive  officers,  directors or employees.
The table under the caption  "Option Grants Table for Fiscal Year Ended June 30,
2000"  provides  information  with  respect  to grants of  options  to the Named
Executive  Officer of ValueStar during the fiscal year ended June 30, 2000 under prior plans. The following table sets forth additional  information with respect to options  granted under the 2000 Plan  subsequent to June 30, 2000. The market value of the shares  underlying these options as of September 30, 2000 was $2.00 per common share.
                                                                            % of Total           Weighted Average
                                                      Options            Options Granted          Exercise Price
          Identity of Person or Group                 Granted          Under the 2000 Plan          Per Share
          ---------------------------                 -------          -------------------          ---------
James Stein                                           100,000                 48.8%                   $4.00
Executive Officers as a group                         130,000                 63.4%                   $4.00
Employees that are not Executive  Officers,  as
  a group                                              75,000                 36.6%                   $4.00
Directors that are not Executive  Officers,  as
  a group                                                -                      -                        -

Vote Required

      The adoption of the Plan requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting.

           Recommendation and Vote - The Board of Directors recommends stockholders vote to approve the 2000 Equity Incentive Plan.

                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The board of directors has selected Moss Adams LLP as ValueStar's independent auditors for the fiscal year ending June 30, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Moss Adams LLP has audited ValueStar's financial statements since 1997. A representative of Moss Adams LLP is not expected to be present at the annual meeting.

      Stockholder ratification of the selection of Moss Adams LLP is not required by ValueStar's Bylaws or otherwise. However, the board is submitting the selection of Moss Adams LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board will consider whether or not to retain that firm. Even if the selection is ratified, the board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interest of ValueStar and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Moss Adams LLP.

          Recommendation and Vote - The Board of Directors recommends a vote in favor of Proposal 3.

                             ADDITIONAL INFORMATION

Management

      The following table lists the current directors, executive officers and key employees of ValueStar:

         Name                   Age      Position and Offices
         James Stein            42       Director, Chairman and Chief Executive Officer
         James A. Barnes        46       Director, Treasurer and Secretary
         Jerry E. Polis         68       Director and Member of Audit and Compensation Committees
         Fritz T. Beesemyer     47       Director and Member of Audit and Compensation Committees
         Steven A. Ledger       40       Director
         Joshua M. Felser       36       Director
         Jeffrey J. Holland     40       Director and Member of Audit Committee
         Aaron Gray             39       Chief Operating Officer
         Michael J. Kelly       30       Controller
         Katrina Beglinger      41       Chief Marketing Officer (1)
         Tony Poe               43       Vice President, Business Development(1)

               (1) A key employee of ValueStar.

      See Proposal #1 above for information on director nominees, Messrs. Stein, Barnes, Beesemyer, Ledger, Felser and Holland.

      Jerry E. Polis was elected as a director in July 1995. Since 1963 he has been self-employed primarily in real estate investments, and since 1964 he has owned and operated Polis Realty. From 1968 to the sale of his ownership in January

1997, he was active as a 50% owner of the Taco Bell franchises for the State of Nevada (operated under privately owned Las Cal Corporation). In 1994 he co-founded Commercial Bank of Nevada, an unlisted publicly owned bank located in Las Vegas, Nevada, which was sold through a merger to a NYSE bank group in June 1998. He was a director of Commercial Bank from 1994 and Chairman from May 1996 until its sale. Mr. Polis graduated from Penn State University with a B.A. Degree in Commerce in 1953.

      Aaron Gray joined ValueStar as Chief Operating Officer in February 2000. From December 1999 to February 2000 he was a consultant at Sesame Technology and was assigned as Project Manager to ValueStar's Real-Time Ratings development project. From July 1998 to December 1999 he was Director of Customer Focus and a Senior Management Team member at ABB Energy. From May 1997 to June 1998 he served as Senior Product Marketing Manager at KLA-Tencor. From March 1990 to May 1997 he was Director of Manufacturing Technology, Quality, and MIS groups for MEMC Electronic Materials, Inc., a supplier of silicon wafers. He obtained a B.S. in Physics from the U.S. Naval Academy in 1983 and a M.S. in Physics from the University of Missouri, St. Louis in 1994.

      Michael J. Kelly was appointed controller in August 1998. From October 1995 to August 1998 he was Operations Manager and Network Administrator for Silicon Valley Shelving, San Jose, California, a privately held distributor of material handling equipment and static control products. From October 1994 to October 1995 he was a sales representative for Innerspace Engineering of San Mateo, California and from June 1992 to October 1994 he was Operations Manager and Controller for James A. Old & Son of Hayward, California, both companies being distributors of material handling equipment. Mr. Kelly obtained a B.A. in Economics and a B.A. in Russian Studies from the University of Notre Dame in 1992.

      Katrina Beglinger joined ValueStar as Chief Marketing Officer in June 2000. From 1991 to May 2000 she held various executive positions with Bank of America with her last position as Senior Vice President and Director of Marketing and Communications for Bank of America's Interactive Banking Division. Ms. Beglinger held various positions with Citibank, N.A. from 1986 to 1991 interrupted by studies in Europe and Mexico in 1988-1989. She obtained a B.S. in Organizational Behavior from the University of San Francisco in 1985, a French Certificate from the University of Paris in 1988 and a Spanish Certificate from the Center for Bilingual Studies in Cuernavaca, Mexico in 1988.

      Tony Poe joined ValueStar as Executive Vice President, Business Development in March 2000. From September 1993 to April 1999 he was a directory advertising consultant, sales manager and business development manager for U.S. WEST Dex. In 1996 he was one of the original members of the U.S. WEST Dex Internet Yellow Pages Group, where he served as Manager of Lead Sales and Manager of Business Development. From April 1999 to December 1999 he was the Director of Business Development for AVT/RightFAX. Mr. Poe was one of three founding investors and served as business advisor to Parentwatch.com, the largest provider of real-time, Internet-based video monitoring of day care centers in the world. Tony Poe obtained a B.S. in Business from the University of Arizona in 1982.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

      The following table sets forth, as of September 30, 2000, the common stock ownership  of each  nominee  for  director,  the  Named  Executive  officers  of
ValueStar  (as  defined  below  under  the  heading  "Executive  Compensation  -
Compensation of Executive  Officers"),  all executive  officers and directors of
ValueStar  as a group,  and each person  known by  ValueStar  to be a beneficial owner of 5% or more of its common stock.  Except as otherwise noted, each person listed below is the sole beneficial  owner of the shares and has sole investment and voting power as to such shares.
----------------------------------------------- ------------------------------ ------ ------------------------------
             Name and Address of                      Amount and Nature
               Beneficial Owner                    Of Beneficial Ownership                       Percent
----------------------------------------------- ------------------------------ ------ ------------------------------
James Stein                                                   1,766,646        (1)                 11.1%
360-22nd Street
Oakland, CA 92109

                                       12

James A. Barnes                                               1,608,041        (2)                 10.0%
8617 Canyon View Drive
Las Vegas, NV 89117

Jerry E. Polis                                                1,358,306        (3)                  8.3%
980 American Pacific Drive, #111
Henderson, Nevada 89104

Fritz T. Beesemyer                                              316,381        (4)                  2.0%
5101 N. Casa Blanca Drive, #219
Scottsdale, AZ 85253

Steven A. Ledger                                              3,624,195        (5)                 18.8%
2120 Colorado Avenue, 4th Flr.
Santa Monica, CA 90404

Jeffrey J. Holland                                            2,431,727        (6),                14.5%
55 Ferncroft Rd.                                                               (13)
Danvers, MA  01923

Joshua M. Felser                                                112,387        (7)                  0.7%
360-22nd Street
Oakland, CA 92109

Rustic Canyon Ventures, L.P.                                  1,808,307        (8)                 10.4%
2425 Olympic Blvd., Suite 6050W
Santa Monica, CA 90404

Pacific Mezzanine Fund, L.P.                                    853,899        (9)                  5.3%
2200 Powell Street, Suite 1250
Emeryville, CA 94608

Seacoast Capital Partners Limited Partnership                 2,431,727        (10)                14.5%
55 Ferncroft Road
Danvers, MA 01923

eCompanies Venture Group, L.P.                                3,624,195        (11)                18.8%
2120 Colorado Avenue, 4th Flr.
Santa Monica, CA 90404

J. Mitchell Hull                                              3,178,283        (12)                18.5%
152 W. 57th Street, 11th Flr.
New York, NY 10019

Eben S. Moulton                                               2,431,727        (13)                14.5%
Walter H. Leonard                                             2,431,727        (13)                14.5%
Paul G. Giovacchini                                           2,431,727        (13)                14.5%
Thomas W. Gorman                                              2,431,727        (13)                14.5%
Timothy M. Spicer                                             3,624,195        (14)                18.8%
Thomas Unterman                                               1,808,307        (15)                10.4%
Nathan W. Bell                                                  853,899        (16)                 5.3%
All directors and executive officers                         11,240,284                            50.6%
as a group (9 persons)

(1) Includes 224,167 common shares issuable upon the exercise of outstanding stock options within 60 days and 62,500 common shares issuable upon the exercise of a stock purchase warrant. Includes 3,000 common shares held by his wife and minor children.

(2) Represents 388,510 shares held of record by Sunrise Capital, Inc. ("SCI"), 650,145 shares held of record by Tiffany Investments ("TI"), 97,629 shares held of record by Tiffany Investments Limited Partnership ("TILP"), 13,334 shares held of record by Sunrise Management, Inc. Profit Sharing Plan ("SMIPS"), 103,334 shares issuable upon the exercise of outstanding stock options within 60 days, 157,500 common shares issuable upon the exercise of stock


                                       13

      purchase warrants and 182,589 shares issuable on conversion of Series A and Series C preferred stock held by the above entities and a family trust. Mr. Barnes is President and owner of SCI, General Partner of TI and TILP and Trustee of SMIPS and has investment and voting power over the aforementioned shares.

(3) Includes 399,167 shares held of record by the Jerry E. Polis Family Trust, 5,000 shares held by Mr. Polis' spouse, 12,500 shares held by a Family LLC and 150,000 shares held by record by Davric Corporation. Also includes 138,334 shares issuable upon the exercise of outstanding stock options within 60 days, 229,898 common shares issuable upon the exercise of stock purchase warrants and 332,157 shares issuable on conversion of Series A and Series C preferred stock. Mr. Polis exercises voting and investment power over these shares.

(4) Includes 25,000 shares held by a family trust and 12,821 shares by Casa Blanca Ventures LLC ("Casa Blanca"). Also includes 5,000 shares issuable upon the exercise of outstanding stock options within 60 days, 101,364 common shares issuable upon the exercise of stock purchase warrants and 172,196 shares issuable on conversion of Series A and Series B preferred stock held by Casa Blanca. Mr. Beesemyer exercises investment and voting power over the securities held by Casa Blanca and the trust.

(5) Mr. Ledger is a general partner of eCompanies Venture Group, L.P. ("eCompanies") and may be deemed to have voting power with respect to the shares issuable to eCompanies. See footnote (11). Mr. Ledger expressly disclaims beneficial ownership of the securities controlled by eCompanies.

(6) Mr. Holland is managing member of Seacoast I Advisors, LLC, the general partner of Seacoast Capital Partners Limited Partnership ("Seacoast") and may be deemed to have voting power with respect to the shares owned and issuable to Seacoast. See footnote (10). Mr. Holland expressly disclaims beneficial ownership of the securities controlled by Seacoast.

(7) Consists of 26,667 shares issuable upon the exercise of outstanding stock options within 60 days and 85,720 shares issuable on conversion of Series B preferred stock.

(8) Includes 8,547 common shares issuable upon the exercise of stock purchase warrants and 1,714,290 shares issuable on conversion of Series B preferred stock. Rustic Canyon Partners, LLC is the general partner of Rustic Canyon Ventures, L.P (formerly "TMCT Ventures, L.P.") and, therefore, is deemed to exercise voting and investment power over all of the shares held by Rustic Canyon Ventures, L.P.

(9) Includes 4,514 common shares issuable upon the exercise of stock purchase warrants and 301,037 shares issuable on conversion of Series A and Series B preferred stock. Pacific Private Capital is the general partner of Pacific Mezzanine Fund, L.P. ("Pacific Mezzanine") and, therefore, is deemed to exercise voting and investment power over all of the shares held or issuable to Pacific Mezzanine.

(10) Includes 11,284 common shares issuable upon the exercise of stock purchase warrants and 1,049,575 shares issuable on conversion of Series A and Series B preferred stock.

(11) Consists of 55,560 common shares issuable upon the exercise of stock purchase warrants and 3,568,635 shares issuable on conversion of Series B and Series C preferred stock.

(12) Includes 200,000 shares held of record and 20,000 shares issuable upon the exercise of outstanding stock purchase warrants by Duck Partners, LP; 500,000 shares held of record and 50,000 shares issuable upon the exercise of outstanding stock purchase warrants by the Hull Capital Profit Sharing Plan and Trust; 465,510 common shares, 454,830 shares issuable on conversion of Series C preferred stock and 226,670 shares issuable upon the exercise of outstanding stock purchase warrants by Hull Overseas Ltd.; 543,137 common shares, 445,911 shares issuable on conversion of Series C preferred stock and 222,225 shares issuable upon the exercise of outstanding stock purchase warrants by J.M. Hull Associates, LP; and 50,000 shares issuable upon the exercise of outstanding stock purchase warrants by Hull Capital Corp. Mr. Hull is a director of Hull Overseas Ltd., general partner of J.M. Hull Associates, LP, general partner of Duck Partners, LP, President of Hull Capital Corp. and a trustee of the Hull Capital Profit Sharing Plan and Trust and, therefore, is deemed to exercise voting and investment power over the shares held by these entities.

(13) These individuals are members of Seacoast I Advisors, LLC, the sole general partner of Seacoast. As a result, each person may be deemed to share voting power and be a beneficial owner of the securities controlled by Seacoast. Each of these individuals expressly disclaims beneficial ownership of the securities controlled by Seacoast.

(14) Mr. Spicer is a general partner of eCompanies and may be deemed to have voting power with respect to the shares issuable to eCompanies. Mr. Spicer expressly disclaims beneficial ownership of the securities controlled by eCompanies.

(15) Mr. Unterman is managing partner of Rustic Canyon Partners, LLC, which is the general partner of Rustic Canyon Ventures, L.P. ("Rustic L.P.") and may be deemed to have voting power with respect to the shares issuable to Rustic L.P. Mr. Unterman expressly disclaims beneficial ownership of the securities controlled by Rustic L.P.

                                       14

(16) Mr. Bell is a general partner of Pacific Private Capital which is the general partner of Pacific Mezzanine and may be deemed to have investment and voting power with respect to the shares held or issuable by Pacific Mezzanine.

Preferred Stock

      The following security ownership information is set forth as of the record date with respect to each nominee for director and to certain persons or groups known to ValueStar to be beneficial owners of more than 5% of each of ValueStar's outstanding classes of preferred stock. The amount represents the number of preferred shares of each class held at September 30, 2000. Please see footnotes to the common stock table above for additional information regarding beneficial holdings.

---------------------------------------------------------------  -------------------  -------------------
                                            Series A Preferred   Series B Preferred   Series C Preferred
                                            -------------------  -------------------  -------------------
                                            Number of            Number of            Number of
                                            Preferred            Preferred            Preferred
        Name and Address of                 Shares of Percent of Shares of Percent of Shares of Percent of
          Beneficial Owner                    Class    Class      Class     Class      Class     Class
---------------------------------------------------------------  -------------------  -------------------
Seacoast Capital Partners Limited Partnership 548,285    44.4%     50,129      7.3%       -        -
  55 Ferncroft Road
  Danvers, Massachusetts 01923
Tangent Growth Fund, L.P.                      30,000    13.3%     11,021      1.6%       -        -
  180 Geary Street, Suite 500
  San Francisco, CA 94108
Pacific Mezzanine Fund, L.P.                   20,000     8.9%     19,138      2.8%       -        -
  2200 Powell Street, Suite 1250
  Emeryville, CA 94608
Jerry E. Polis                           (1)   20,000     8.9%       -        -         22,223      9.5%
  980 American Pacific Drive, Suite #111
  Henderson, Nevada 89014
Fritz Beesemyer                          (2)   15,000     6.7%      9,000      1.3%       -        -
  5101 North Casa Blanca Drive, #219
  Scottsdale, AZ 85253
James A. Barnes                          (3)   15,000     6.7%       -        -         10,000      4.3%
  8617 Canyon View Drive
  Las Vegas, Nevada 89117
eCompanies Venture Group, L.P.                  -         -       345,715     50.2%     11,112      4.8%
  2120 Colorado Avenue, 4th Flr.
  Santa Monica, CA 90404
Rustic Canyon Ventures, L.P.                    -         -       171,429     24.9%       -        -
  2425 Olympic Blvd., Suite 6050W
  Santa Monica, CA 90404
Canusa Trading Ltd.                      (4)    5,000     2.2%                          12,250      5.2%
  The Armoury Building, 2nd Flr
  Hamilton, Bermuda HM AX
Hull Overseas Ltd.                              -         -          -        -         45,334     19.4%
  152 W. 57th St.
  New York, NY  10019
J.M. Hull Associates, LP                        -         -          -        -         44,445     19.0%
  152 W. 57th St.
  New York, NY  10019
Steven Ledger                            (5)    -         -       345,715     50.2%     11,112      4.8%
  2120 Colorado Avenue, 4th Flr.
  Santa Monica, CA 90404
Jeffrey J. Holland                    (6),(8) 548,285    44.4%     50,129      7.3%       -        -
  55 Ferncroft Road
  Danvers, Massachusetts 01923
Josh Felser                                     -         -         8,572      1.2%       -        -
  1960 Baker Street
  San Francisco, CA 94115
J. Mitchell Hull                         (7)    -         -          -        -         89,779     38.4%
  152 W. 57th St.
   New York, NY  10019
Eben S. Moulton                          (8)  548,285    44.4%     50,129      7.3%       -        -
Walter H. Leonard                        (8)  548,285    44.4%     50,129      7.3%       -        -
Paul G. Giovacchini                      (8)  548,285    44.4%     50,129      7.3%       -        -
Thomas W. Gorman                         (8)  548,285    44.4%     50,129      7.3%       -        -
Timothy M. Spicer                        (9)    -         -       345,715     50.2%     11,112      4.8%
Thomas Unterman                         (10)    -         -       171,429     24.9%       -        -
Nathan W. Bell                          (11)   20,000     8.9%     19,138      2.8%       -        -

                                       15

(1) Includes preferred shares held by Davric Corporation and a family trust. See note 3 to the common stockholder table.

(2) Includes preferred shares held by Casa Blanca Ventures LLC and a family trust. See note 4 to the common stockholder table.

(3) Includes preferred shares held by Tiffany Investments, Sunrise Management Inc. PS Plan and a family trust. See note 2 to the common stockholder table.

(4) ValueStar believes W.A. Manuel, President and Director, has the authority to vote these preferred shares.

(5) Mr. Ledger is a general partner of eCompanies Venture Group, L.P. and may be deemed to have voting power with respect to the shares issuable to eCompanies. See notes 5 and 11 to the common stockholder table.

(6) Mr. Holland is managing member of Seacoast I Advisors, LLC, the general partner of Seacoast Capital Partners Limited Partnership ("Seacoast") and may be deemed to have voting power with respect to the shares issuable to Seacoast. See notes 6 and 10 to the common stockholder table.

(7) J. Mitchell Hull is a director of Hull Overseas Ltd. and general partner of J.M. Hull Associates, L.P. and, therefore, is deemed to exercise voting and investment power over all of the shares held by these two entities. See note 12 to the common stockholder table.

(8)   See note 13 to the common stockholder table.

(9)   See note 14 to the common stockholder table.

(10)  See note 15 to the common stockholder table.

(11)  See note 16 to the common stockholder table.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a class of ValueStar's securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish ValueStar with copies of all Section 16(a) forms they file.

      Based solely on a review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 2000, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC except as follows: Mr. Beesemyer filed a late Form 4 for the month of April 2000 disclosing one private transaction.

                             EXECUTIVE COMPENSATION

Compensation of Directors

      ValueStar has no standard arrangements for direct or indirect remuneration to the directors in their capacity as directors other than the granting of stock options from time to time. No direct or indirect remuneration other than in the form of reimbursement of expenses of attending directors' meetings was paid to directors for their services as directors during the fiscal year ended June 30, 2000. In July 1999 each of three directors (Messrs. Stein, Barnes and Polis) was granted an option on 10,000 shares exercisable at $1.50 per share until July 2004 for services as directors for the fiscal year ended June 30, 2000 and one director (Mr. Beesemyer) was granted options on 5,000 shares with the same terms. These options vested after a one-year period. In November 1999, in connection with the election of Mr. Felser to the board, ValueStar granted Mr. Felser options on 60,000 shares exercisable at $3.00 per share until November 2004, such shares vesting over three years.

      It is anticipated that during the next twelve months ValueStar will not pay any direct or indirect remuneration to any directors of ValueStar in their capacity as directors other than in the form of reimbursement of expenses of attending directors' or committee meetings and the granting of stock options from time to time.

Compensation of Executive Officers

      There is shown below information concerning the compensation of our chief executive officer (the "Named Executive Officer") for the fiscal years ended June 30, 2000, 1999 and 1998. No other executive officer's salary and bonus exceeded $100,000 during the fiscal year ended June 30, 2000.

                           Summary Compensation Table
                                                                                               Long Term
                                                  Annual Compensation                         Compensation
                                                  -------------------                         ------------
                                                                                         Securities Underlying
Name and                        Fiscal                                                          Options
Principal Position              Year              Salary           Bonus                      (# of Shares)
------------------              ----              ------           -----                      -------------
James Stein, Chief Executive     2000             $120,000          $43,500                      270,000 (1)
Officer                          1999             $120,000          $20,000                      100,000
                                 1998              $90,000                -                       50,000

(1) Includes 20,000 options granted in July 1999 for services as a director for fiscal 1999 and 2000.

Option Grants

Shown  below is  further  information  on grants of stock  options  to the Named
Executive Officer reflected in the Summary Compensation Table shown above for the fiscal year ended June 30, 2000.

                             Option Grants Table for Fiscal Year Ended June 30, 2000

                              Number of Shares            Percent of Total
                            Underlying Options             Options Granted             Exercise      Expiration
      Name                      Granted              to Employees in Fiscal Year        Price           Date
      ----                      -------              ---------------------------        -----           ----
     James Stein                20,000                              0.8%                $1.50        7/23/2004
                               250,000(1)                          11.1%                $2.00        9/28/2004

(1)  These options vest and become exercisable over three years.

Aggregated Option Exercises and Fiscal Year-End Values

      The following table provides information for the Named Executive Officer unexercised options at June 30, 2000:

                 Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
                                                 Number of Unexercised       Value of Unexercised
                                                   Options Held At         In-The-Money Options At
                                                    June 30, 2000             June 30, 2000(1)
                Shares Acquired   Value        -------------------------- --------------------------
Name            on Exercise (#)  Realized ($)  Exercisable  Unexercisable Exercisable  Unexercisable
----            ---------------  ------------  -----------  ------------- -----------  -------------
James Stein       225,757       $931,248      141,667         293,333         $260,313       $304,999

(1)   At June 30, 2000 the last sale price was $2.9375 per share.

      Other than the 2000 Equity Plan (see Proposal No. 2), we do not have any stock appreciation rights plans in effect and have no long-term incentive plans, as those terms are defined in Securities and Exchange Commission regulations. During the fiscal year ended June 30, 2000, we did not adjust or amend the exercise price of stock options awarded to the Named Executive Officer nor other persons, and we have no defined benefit or actuarial plans covering any person.

Employment Agreement

      Mr. James Stein, ValueStar's Chairman and CEO, is compensated through our subsidiary pursuant to a contract with ValueStar. Effective July 1, 1998, we entered into a new employment agreement with Mr. Stein for a term of three years. The terms of the agreement include Mr. Stein serving as CEO and includes termination, confidentiality, indemnification and non-competition clauses customary in these agreements. The contract provides for compensation of $10,000 per month, with bonuses and increases at the discretion of the board of directors. Effective July 1, 2000, the base compensation was increased to $15,000 per month. We may terminate the employment with or without good cause (as defined), but termination without good cause (other than disability or death) results in a severance payment equal to twelve months of the then monthly base salary and prorated earned bonus payable in one lump sum. Likewise, upon a change in control, as defined in the agreement, Mr. Stein may elect to terminate employment and obtain a payment equal to the remaining months of the agreement multiplied by the base salary and any earned but unpaid bonus payable in one lump sum. Effective September 22, 2000, ValueStar extended the term of this contract for one additional year to June 30, 2002.

Exclusion of Director Liability

      Pursuant to the Colorado Business Corporation Act, ValueStar's Articles of Incorporation exclude personal liability on the part of its directors to ValueStar or its stockholders for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty to ValueStar or its stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of Section 7-5-114 of the Colorado Business Corporation Act, as it now exists or may hereafter be amended, or transactions from which the director derives an improper personal benefit.

                              CERTAIN TRANSACTIONS

      During the last two years there has not been, nor is there currently proposed, any transaction or series of similar transactions to which ValueStar was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have a direct or indirect material interest other than compensation arrangements that are described above and the transactions described below.

      From time to time our officers and directors or entities with which they are affiliated have participated in equity financings sold by ValueStar. The terms of these equity financings, negotiated with unaffiliated parties, were equal to the terms granted to unaffiliated parties. In July and August of 1999 directors Beesemyer, Polis and Barnes (through entities controlled by them) purchased 20,000, 20,000 and 15,000 shares of Series A preferred stock, respectively, at $10.00 per share. In December 1999 directors Beesemyer and Felser (personally or through entities controlled by them) purchased, 9,000 and 8,572 shares of Series B preferred stock, respectively, at $17.50 per share. In April 2000 directors Beesemyer and Holland (through entities controlled by them, including Seacoast Capital Partners Limited Partnership as to Mr. Holland) purchased 12,821 and 112,849 common shares, respectively, at $5.85 per share with accompanying warrants for 10% of the shares purchased. In September 2000 directors Polis, Barnes and Ledger (through entities controlled by each of them, including eCompanies Venture Group, LP as to Mr. Ledger) purchased 22,223, 10,000 and 11,112 shares of Series C preferred stock, respectively, at $22.50 per share.

      From time to time holders of more than 5% of our common stock have also participated in equity financings sold by ValueStar in addition to those described in the previous paragraph. In July and August 1999, Seacoast Capital Partners LP purchased 100,000 shares of Series A preferred stock at $10.00 per share. In December 1999 Seacoast also purchased 345,715 shares of Series B preferred stock at $17.50 per share. In April 2000 TMCT Ventures, L.P. purchased 85,470 common shares at $5.85 per share with accompanying warrants for 10% of the shares purchased.

      During the fiscal year ended June 30, 2000 but prior to Mr. Holland being appointed to ValueStar's board of directors, ValueStar repaid $2,450,000 of senior debt to creditors who purchased preferred stock with the proceeds of this repayment, exercised outstanding warrants and exchanged callable warrant proceeds of $1,155,660 to exercise warrants and purchase common stock and warrants. An entity affiliated with Mr. Holland, Seacoast Capital Partners Limited Partnership, held $1,500,000 of the senior debt and applied $707,545 of the warrant call proceeds to equity purchases. Management believes these transactions were negotiated on an independent basis and were in the best interests of ValueStar.

      Certain conflicts of interest may arise between ValueStar and its directors due to the fact that they have other employment or business interests to which they devote attention, and they are expected to continue to do so. ValueStar has not established policies or procedures for the resolution of current or potential conflicts of interest between ValueStar and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in our favor. The officers and directors are accountable to ValueStar as fiduciaries, which mean that they are legally obligated to exercise good faith and integrity in handling our affairs. Failure by them to conduct our business in our best interests may result in liability to them. Our Articles of Incorporation provide that directors have the right to contract with ValueStar if any financial interest is disclosed or the transaction is fair or reasonable to ValueStar.

                         FINANCIAL AND OTHER INFORMATION

      ValueStar is subject to the reporting requirements of Section 15(d) or 13 of the Securities Exchange Act of 1934 and files annual, quarterly and other reports with the Securities and Exchange Commission. ValueStar's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 will accompany this Proxy Statement.

                                  OTHER MATTERS

      The board of directors knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.

                                             By Order of the Board of Directors

                                             /s/ JAMES STEIN
                                             James Stein

October 27, 2000                             Chairman and CEO

PREFERRED PROXY                                                  PREFERRED PROXY
                              VALUESTAR CORPORATION
          THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS
                          TO BE HELD NOVEMBER 30, 2000

      The undersigned hereby appoints JAMES STEIN and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of preferred stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present, at the Annual
Meeting of Stockholders of VALUESTAR CORPORATION ("ValueStar") to be held on November 30, 2000 at 2:00 p.m. (Pacific Standard Time) at the offices of
ValueStar at 360 - 22nd Street, Suite 210, Oakland, California 94612 and any postponements and adjournments thereof, as follows:

1.    ELECT DIRECTORS

      SERIES A HOLDERS ONLY - TO ELECT FRITZ T. BEESEMYER TO THE BOARD OF DIRECTORS.

              ______ FOR the nominee listed above         ______ WITHHOLD AUTHORITY
                                                                 (to vote for the nominee listed above)
         SERIES B HOLDERS ONLY -

              ______ FOR all nominees listed below        ______ WITHHOLD AUTHORITY
                  (except as marked to the contrary below)       (to vote for the nominees listed below)
              (INSTRUCTION:  To withhold authority to vote for any individual nominee,  write that nominee's name on the line)

                                          --------------------------------------------
                                               Steven A. Ledger, Joshua M. Felser

         SERIES C HOLDERS ONLY - TO ELECT J. MITCHELL HULL TO THE BOARD OF DIRECTORS.

              ______ FOR the nominee listed above         ______ WITHHOLD AUTHORITY
                                                                 (to vote for the nominee listed above)

2.    PROPOSAL TO APPROVE THE VALUESTAR 2000 EQUITY INCENTIVE PLAN.

               ______  FOR          ______  AGAINST           _______  ABSTAIN

3.    TO RATIFY THE SELECTION OF MOSS ADAMS LLP AS INDEPENDENT  AUDITORS OF VALUESTAR FOR ITS FISCAL YEAR ENDING JUNE 30,
         2000.

               ______  FOR          ______  AGAINST           _______  ABSTAIN

      This proxy has been solicited by the board of directors of ValueStar. I understand that I may revoke this proxy as set forth in the proxy statement.

DATED: _________________, 2000      Signature(s) X______________________________

                                    Print Name    ______________________________

      (Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD
JOINTLY, BOTH OWNERS MUST SIGN.)

      THIS  PROXY  WHEN  PROPERLY  EXECUTED  WILL BE  VOTED AS  DIRECTED.  IF NO
DIRECTION IS SPECIFIED  THIS PROXY WILL BE VOTED FOR THE  PROPOSALS  NOTED ABOVE
AND, AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS
SAID PROXIES DEEM ADVISABLE.

                         Mail or Deliver this Proxy to:

                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612


COMMON PROXY                                                        COMMON PROXY

                              VALUESTAR CORPORATION
          THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS
                          TO BE HELD NOVEMBER 30, 2000

      The undersigned hereby appoints JAMES STEIN and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of VALUESTAR CORPORATION ("ValueStar") to be held on November
30, 2000 at 2:00 p.m. (Pacific Standard Time) at the offices of the corporation at 360 - 22nd Street, Suite 210, Oakland, California 94612 and any postponements and adjournments thereof, as follows:

      1. TO ELECT THE BOARD OF DIRECTORS.

              ______ FOR the nominee listed above               ______ WITHHOLD AUTHORITY
                     (except as marked to the contrary below)          (to vote for the nominees listed below)

               (INSTRUCTION:  To withhold  authority to vote for any individual  nominee write that nominee's name on the line)

                                         ------------------------------------------------
                                         James Stein, Jeffrey J. Holland, James A. Barnes

      2. PROPOSAL TO APPROVE THE VALUESTAR 2000 EQUITY INCENTIVE PLAN.

               ______  FOR          ______  AGAINST           _______  ABSTAIN

      3. TO RATIFY THE SELECTION OF MOSS ADAMS LLP AS  INDEPENDENT  AUDITORS OF VALUESTAR FOR ITS FISCAL YEAR ENDING JUNE
         30, 2000.

               ______  FOR          ______  AGAINST           _______  ABSTAIN

      This proxy has been solicited by the board of directors of ValueStar. I understand that I may revoke this proxy as set forth in the proxy statement.

DATED: _________________, 2000      Signature(s) X______________________________


                                    Print Name    ______________________________

      (Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD
JOINTLY, BOTH OWNERS MUST SIGN.)

      THIS  PROXY  WHEN  PROPERLY  EXECUTED  WILL BE  VOTED AS  DIRECTED.  IF NO
DIRECTION IS SPECIFIED  THIS PROXY WILL BE VOTED FOR THE  PROPOSALS  NOTED ABOVE
AND, AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AS
SAID PROXIES DEEM ADVISABLE.

                         Mail or Deliver this Proxy to:

                              VALUESTAR CORPORATION
                          360 - 22nd Street, Suite 210
                            Oakland, California 94612


                                    APPENDIX


                              VALUESTAR CORPORATION

                           2000 EQUITY INCENTIVE PLAN

Section 1.  General Purpose of Plan; Definitions.


                  The name of this plan is the ValueStar Corporation 2000 Equity Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) on July 21, 2000 and approved by the stockholders of the Company (defined below) on ___________, 2000. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. This Plan is a new and separate plan and therefore does not amend or change any of the Company's existing plans or grants thereunder.


                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

                  (b) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                  (c) "Award" means any award under the Plan.

                  (d) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                  (e) "Board" means the Board of Directors of the Company.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (g) "Committee" means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in
Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                  (h) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

                  (i)  "Company"   means  ValueStar   Corporation,   a  Colorado
corporation (or any successor corporation).

                  (j) "Deferred Stock" means the right to receive Shares at the end of a specified deferral period granted pursuant to Section 8 below.

                  (k) "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the
Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

                  (l) "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary.

                  (m) "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent or Subsidiary.

                  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (o) "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of the Award.

                  (p) "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided, however, that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (ii) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (iii) if the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date or, if no bid and ask prices were reported on such date, on the last date preceding such date on which both bid and ask prices were reported; (iv) in the case of a Limited Stock Appreciation Right, the fair market value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

                  (q) "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (r) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

                  (s) "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent or Subsidiary.

                  (t) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

                  (u) "Option" means an option to purchase Shares granted pursuant to Section 6 below.

                  (v) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (w) "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock, or Performance Shares or any combination of the foregoing.

                  (x) "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 8 below.

                  (y)  "Restricted   Stock"  means  Shares  subject  to  certain
restrictions granted pursuant to Section 8 below.

                  (z) "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 and 4, and any successor security.

                  (aa) "Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 below to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

                  (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


Section 2.  Administration.

                  The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.


                  Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing. Except as otherwise provided in Section 6(i) below, the Administrator shall have the authority:


                  (a)  to  select  those   Eligible   Recipients  who  shall  be
Participants;

                  (b) to determine whether and to what extent Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

                  (c) to determine the number of Shares to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (x) the restrictions applicable to Awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such Awards of Restricted Stock or Deferred Stock shall lapse, and (ii) the performance goals and periods applicable to Awards of Performance Shares);

                  (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder;


                  (f) to reduce the Exercise Price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option has declined since the date such Option was granted, but only with the advance consent of the Board; and

                  (g) the Committee may, at any time or from time to time, authorize the Company, with the consent of the affected Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted
Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                  The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and to otherwise supervise the administration of the Plan.

                  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

Section 3.  Shares Subject to Plan.


                  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be two million five hundred thousand (2,500,000) shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of Shares as to which Options, Stock Appreciation Rights, and Awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 50% of the Shares reserved for the purposes of the Plan.


                  Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) an Option expires or is otherwise terminated without being exercised, or (ii) any Shares subject to any Award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

                  In the event of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind, number and Exercise Prices of Shares subject to outstanding Options, and (iii) the kind, number and Exercise Prices of Shares subject to outstanding Awards of Restricted Stock, Deferred Stock and Performance Shares, in each case as may be determined by the Administrator, in its sole discretion, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest whole share, as determined by the Committee. An adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right related to any Option.

Section 4.  Corporate Transactions.

                  (a) Assumption or Replacement of Awards by Successor. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (ii) a dissolution or liquidation of the Company;
(iii) the sale of substantially all of the assets of the Company; or (iv) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any) or Parent thereof, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation or Parent thereof may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor corporation or Parent thereof may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) or Parent thereof does not assume or substitute awards, as provided above, pursuant to a transaction described in this Section 4(a), such Awards shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such transaction, for all the Shares at the time represented by such Awards. In such event, effective upon the consummation of the transaction, or at such other time and on such conditions as the Board shall determine, all outstanding Awards under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

                  (b) Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 4, in the event of the occurrence of any transaction described in Section 4(a), any outstanding Awards shall be treated as provided in the applicable Award Agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  (c) Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under the Plan in substitution of such other company's award; or (ii) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

Section 5.  Eligibility.

                  Eligible Recipients shall be eligible to be granted Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of Shares covered by each such Award.

Section 6.  Options.

                  Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

                  The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

                  The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights).
Directors who are not also officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder.

                  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (a) Option Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Common Stock on such date, (ii) in the case of Non-Qualified Stock Options intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, be less than 100% of the Fair Market Value of the Common Stock on such date and (iii) in any event, be less than the par value (if any) of the Common Stock. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the per share Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

                  (b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (c) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant, in its sole discretion, that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company (as defined in the Award Agreement evidencing such Option).

                  (d) Method of Exercise. Subject to Section 6(c), Options may be exercised in whole or in part at any time during the Option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. In addition, payment for Shares purchased pursuant to the Plan may be made, where expressly approved for the Participant by the Committee and where permitted by law:

                       (i) by cancellation of indebtedness of the Company to the Participant;

                       (ii) by  surrender  of shares of Common Stock that either
      (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

                       (iii) by waiver of compensation due or accrued to Participant for services rendered;

                       (iv) by tender of property;

                       (v) with respect only to purchases upon exercise of an Option, and provided that a public market for the Common Stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the aggregate Exercise Price of the Shares so purchased, and whereby the

      NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company; or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company;

                       (vi) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an Award hereunder (based, in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant. If payment of the Exercise Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Restricted Stock Award or Performance Shares Award in question, except that the Administrator may direct that such restrictions shall apply only to that number of Shares equal to the number of shares surrendered upon the exercise of such Option.

                       (vii) by any combination of the foregoing or

                       (viii) by any other form of consideration permitted by applicable law.

               A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Shares subject to the Option only after the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 11(b).

                  The Administrator may require the surrender of all or a portion of any Option granted under the Plan as a condition precedent to the grant of a new Option. Subject to the provisions of the Plan, such new Option shall be exercisable at the Exercise Price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Options shall be canceled and the Shares previously subject to such canceled Options shall again be available for future grants of Options and other Awards hereunder.

                  (e) Loans. The Company or any Parent or Subsidiary may make loans available to Option holders in connection with the exercise of outstanding Options, as the Administrator, in its sole discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Option holders in favor of the Company or any Parent or Subsidiary, (ii) be subject to the terms and conditions set forth in this Section 6(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the aggregate Exercise Price less the par value (if any) of the Shares covered by the Option, or portion thereof, exercised by the holder, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and/or interest and the conditions upon which the loan will become payable in the event of the holder's termination of service to the Company or to any Parent or Subsidiary shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, Shares having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                  (f) Non-Transferability of Options. Except under the laws of descent and distribution, the Participant shall not be permitted to sell, transfer, pledge or assign any Option, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

                  (g) Termination of Employment or Service. If a Participant's employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates by reason of his or her death, Disability or for any other reason, the Option may thereafter be exercised to the extent provided in the Award Agreement evidencing such Option, or as otherwise determined by the Administrator.

                  (h) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 7.  Stock Appreciation Rights and Limited Stock Appreciation Rights.

                  Stock  Appreciation  Rights  and  Limited  Stock  Appreciation
Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights or Limited Stock Appreciation Rights shall be made; the number of Shares to be awarded, the Exercise Price (or, in the case of a Limited Stock Appreciation Right, the "Change in Control" price), and all other conditions of Stock Appreciation Rights and Limited Stock Appreciation Rights. The provisions of Stock Appreciation Rights and Limited Stock Appreciation Rights need not be the same with respect to each Participant.

                  Stock Appreciation Rights and Limited Stock Appreciation Rights granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (a) Awards. The prospective recipient of a Stock Appreciation Right or Limited Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Stock Appreciation Right Agreement" or "Limited Stock Appreciation Right Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights or Limited Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

                  (b)     Exercisability.

                       (i) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                       (ii) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                       (iii) Limited Stock Appreciation Rights shall only be exercised within the 30-day period following a "Change in Control" (as defined by the Administrator in the Limited Stock Appreciation Right Agreement evidencing such right) and, with respect to Limited Stock
      Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan.

                  (c)     Payment Upon Exercise.

                       (i) Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the Free Standing Stock Appreciation Right (which Exercise Price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of Shares in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                       (ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                       (iii) Upon the exercise of a Limited Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock Share as of the date of exercise over (A) the per share Exercise Price specified in the related Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the per share Exercise Price specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of Shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                  (a)     Non-Transferability.

                       (i) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

                       (ii)   Related   Stock   Appreciation   Rights  shall  be
      transferable only when and to the extent that the underlying Option would be transferable under Section 6(f) of the Plan.

                       (iii)   Limited  Stock   Appreciation   Rights  shall  be
      transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

                  (b)     Termination of Employment or Service

                       (i) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                       (ii) In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

                       (iii) In the event of the termination of employment or service of a Participant who has been granted one or more Limited Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                  (c)     Term.

                       (i) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                       (ii) The term of each Related Stock Appreciation Right shall be the term of the Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                       (iii) The term of each Limited Stock Appreciation Right shall be fixed by the Administrator, but no Limited Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

Section 8   Restricted Stock, Deferred Stock and Performance Shares.


               Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock, Deferred Stock or
Performance Shares shall be made; the number of Shares to be awarded; the Exercise Price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in Section 8(b)) applicable to Awards of Restricted Stock or Deferred Stock; the performance objectives applicable to Awards of Deferred Stock or Performance Shares; and all other conditions of the Awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the Award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the Awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant. In the sole discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 6(e) of the Plan with respect to the exercise of Options.


                  (a) Awards and Certificates. The prospective recipient of Awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Shares Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in Section 8(b), (i) each Participant who is granted an Award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

                  The Company may require that the stock certificates evidencing Restricted Stock or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

                  With respect to Awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such Shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Deferred Stock Award.

                  (b) Restrictions and Conditions. The Awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 8 shall be subject to the following restrictions and conditions:

                       (i) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such Award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a director, consultant or advisor to the Company or any Parent or Subsidiary, the Participant's death or Disability or the occurrence of a "change in control" as defined in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, evidencing such Award.

                       (ii) Except as provided in Section 8(c)(i), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to Awards of Deferred Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of Shares covered by Awards of Deferred Stock shall be paid to the Participant. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

                       (iii) The rights of Participants granted Awards of Restricted Stock, Deferred Stock or Performance Shares upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any reason during the Restricted Period shall be set forth in the Restricted Stock Award
      Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing such Awards.

Section 9   Amendment and Termination.

                  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

                  (a) except as provided in Section 3 of the Plan, increase the total number of Shares reserved for issuance under the Plan;

                  (b) change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

                  (c) extend the maximum Option period under Section 6(b) of the Plan.

                  Notwithstanding the foregoing, stockholder approval under this
Section 9 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to an employee benefit plan of the Company.

                  The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

Section 10   Unfunded Status of Plan.

                  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 11   General Provisions.

                  (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                  All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

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

                  (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

                  (d) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  (e) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 12 Stockholder Approval; Effective Date of Plan; Effective Date of Amendments.

                  (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.


                  (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of July 21, 2000.


Section 13   Term of Plan.


               No Option, Stock Appreciation Right, Limited Stock Appreciation Right, or Awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after July 21, 2010, but Awards theretofore granted may extend beyond that date.


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